Subsequent Events:	3 Months Ended
Mar. 31, 2024
Subsequent Events
Subsequent Events:

Note 10. Subsequent Events:

In May 2024, the Company announced that it had entered into an agreement with its agents to undertake a best-efforts private placement of Class A common shares of the Company for gross proceeds of up to US$15.0 million at a price per Common Share of US$3.50. The number of Common Shares to be sold will be determined in the context of the market in conjunction with the marketing efforts and there can be no assurance as to completion of the offering. The Company has also entered into a binding term sheet to obtain a borrowing facility which allows the Company, in its sole discretion, to borrow up to US$50 million. The sole purpose of the facility is to fund any cash deposits required by the Company with respect to a potential transaction in relation to the sale of the common shares of PDV Holdings, Inc., the indirect parent company of CITGO Petroleum Corp, pursuant to the sales and bidding procedures managed by the Special Master of the U.S. District Court for the District of Delaware.

In April 2024, the Company determined that an unauthorized third party gained access to its network due to a firewall vulnerability. Upon learning of the incident, the Company promptly engaged cyber security experts, remedied the vulnerability, restored its systems and enhanced security over its network. Remediation is substantially complete. The total costs associated with this cybersecurity incident are estimated at approximately $1.0 million.